Vessels, Net	6 Months Ended
Jun. 30, 2022
Vessels, Net [Abstract]
Vessels, Net
5.	Vessels, Net:

The amounts in the accompanying interim consolidated balance sheets are analyzed as follows:

	June 30, 2022	December 31, 2021
Cost:
Beginning balance	488,049	307,870
- Additions	40,101	197,306
- Disposals	-	(17,127)
Ending balance	528,150	488,049

Accumulated depreciation:
Beginning balance	(61,987)	(51,133)
- Depreciation for the period	(11,143)	(17,076)
- Disposals	-	6,222
Ending balance	(73,130)	(61,987)

Net book value	455,020	426,062

On May 25, 2022, the Company entered into an agreement with an unaffiliated third party for the purchase of a secondhand Capesize vessel, the Honorship, for a gross purchase price of $34,600. The vessel was delivered to the Company on June 27, 2022. The acquisition of the vessel was financed with cash on hand and through the Piraeus Bank Loan Facility (Note 6).

During the six-month period ended June 30, 2022, an amount of $5,501 of expenditures were capitalized that concern improvements on vessels performance and meeting environmental standards. The cost of these additions was accounted as major improvement and were capitalized over the vessels’ cost and will be depreciated over the remaining useful life of each vessel. Amounts paid for the additions are included in “Vessels acquisitions and improvements” under “Cash flows from investing activities” in the consolidated statements of cash flows.
As of June 30, 2022, all vessels, except for the Knightship, the Championship, the Flagship, the Partnership, the Hellasship and the Patriotship that are financed through other financial liabilities (sale and leaseback agreements), are mortgaged to secure loans of the Company (Note 6).